UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 8, 2016

BANKRATE, INC.

(Exact name of registrant specified in its charter)

Delaware	001-35206	65-0423422
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

477 Madison Avenue, Suite 430

New York, New York 10022

(Address of principal executive offices, zip code)

(917)  368-8600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

The Bankrate, Inc. (the “Company”) 2016 Annual Meeting of Stockholders will be held on Monday, June 20, 2016. The Board of Directors has fixed the close of business on April 20,  2016 as the record date for the determination of stockholders entitled to notice of, and to vote at, the 2016 Annual Meeting.  Additional information regarding the Annual Meeting will be disclosed by the Company in the proxy statement for the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANKRATE, INC.

Dated: April 8, 2016	By:	/s/ James R. Gilmartin
		Name:	James R. Gilmartin
		Title:	SVP, General Counsel & Corporate Secretary